Exhibit 99.1

Beasley Broadcast Group Announces Postponement of Reporting of Q2 2026 Financial Results and Date of Conference Call and Webcast

NAPLES, Florida, August 9, 2026 – Beasley Broadcast Group, Inc. (Nasdaq: BBGI) (the “Company”), a multi-platform media company, announced today that it will postpone the reporting of its Q2 2026 financial results and the date of the conference call and webcast to allow additional time to finalize the tax accounting treatment relating to the refinancing and debt restructuring that the Company completed during Q2 2026.

The Company will make a further announcement in a subsequent press release to reschedule the date and time of the conference call and webcast to review its Q2 2026 financial results, which it expects will be held on or before Friday, August 14, 2026.

About Beasley Broadcast Group

Beasley Broadcast Group, Inc. (www.bbgi.com) was founded in 1961 by George G. Beasley and owns a total of 49 AM and FM stations in 9 large- and mid-size markets in the United States. Beasley radio stations reach roughly 18 million unique consumers weekly over-the-air, online and on smartphones and tablets, and millions regularly engage with the Company’s brands and personalities through digital platforms such as Facebook, X, text, apps and email. For more information, please visit www.bbgi.com.

For further information, or to receive future Beasley Broadcast Group news announcements via e-mail, please contact Beasley Broadcast Group, at 239-263-5000 or email@bbgi.com.

Note Regarding Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based upon current expectations and assumptions and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as “looking ahead,” “intends,” “believes,” “expects,” “seek,” “will,” “should” or variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain. Key risks are described in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should note that forward-looking statements are subject to change and to inherent risks and uncertainties and may be impacted by several factors, including:

•	our ability to comply with the continued listing standards of Nasdaq, remain listing on Nasdaq and make periodic filings with the SEC;

•	risks from health epidemics, natural disasters, terrorism, and other catastrophic events;

•	adverse effects of inflation;

•	external economic forces and conditions that could have a material adverse impact on our advertising revenues and results of operations;

•	the ability of our stations to compete effectively in their respective markets for advertising revenues;

•	our ability to develop compelling and differentiated digital content, products and services;

•	audience acceptance of our content, particularly our audio programs;

•	our ability to adapt or respond to changes in technology, standards and services that affect the audio industry;

•	our dependence on federally issued licenses subject to extensive federal regulation;

•	actions by the Federal Communications Commission (“FCC”) or new legislation affecting the audio industry;

•	increases in royalties we pay to copyright owners or the adoption of legislation requiring royalties to be paid to record labels and recording artists;

•	our dependence on selected market clusters of stations for a material portion of our net revenue;

•	credit risk on our accounts receivable;

•	impairment of our FCC licenses;

•	our substantial debt levels and the potential effect of restrictive debt covenants on our operational flexibility and ability to pay dividends;

•	the potential effects of hurricanes, extreme weather and other climate change conditions on our corporate offices and stations;

•	the failure or destruction of the internet, satellite systems and transmitter facilities that we depend upon to distribute our programming;

•	modifications or interruptions of our information technology infrastructure and information systems;

•	the loss of key executives and other key employees;

•	our ability to identify, consummate and integrate acquired businesses and stations;

•	our stock may be subject to immediate and substantial dilution and other risks related to our at-the-market offering program;

•	risks related to our ability to continue as a going concern;

•	the fact that our Company is controlled by the Beasley family, which creates difficulties for any attempt to gain control of our Company; and

•	other economic, business, competitive, and regulatory factors, such as the ongoing U.S. government shutdown, affecting our businesses, including those set forth in our filings with the SEC.

Our actual performance and results could differ materially because of these factors and other factors discussed in our SEC filings, including but not limited to our annual reports on Form 10-K or quarterly reports on Form 10-Q, copies of which can be obtained from the SEC at www.sec.gov, or our website at www.bbgi.com. We undertake no obligation to update the information contained herein to actual results or changes to our expectations, except as required by law.

2